[LETTERHEAD]

                                                                 August 26, 2003

Securities and Exchange Commission
450 Fifty Street N.W.
Washington, DC 20549

Dear Sir or Madam,

      On behalf of State Street Research Master Investment Trust, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the six months ended June 30, 2003.

                                   Sincerely,

                                   /s/ Edward T. Gallivan, Jr.
                                   --------------------------------
                                       Edward T. Gallivan, Jr.

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM SE
                              Dated August 26, 2003

                                        Six months
          Form N-SAR                  ended 6/30/03             811-84
--------------------------------  ---------------------  ---------------------
Report, Schedule or Statement of     Period of Report    SEC File No. of Form,
 Which the Documents Are a Part      (If Appropriate)    Schedule or Statement

  State Street Research Master Investment Trust                0000093755
--------------------------------------------------       ---------------------
(Exact Name of Registrant As Specified in Charter)       Registration CIK Number


--------------------------------------------------------------------------------
                    Name or Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation 8-K, the applicable Form, Schedule or Statement.


                   SIGNATURES: Complete A or B as Appropriate
                      See General Instructions to Form SE

A. FILING MADE ON BEHALF OF THE REGISTRANT: The Registration has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 26th day of August, 2003.

                  State Street Research Master Investment Trust
                  ---------------------------------------------
                              (Name of Registrant)


               By: /s/ Edward T. Gallivan, Jr.
                   ------------------------------------------
                                   (Signature)


                   Edward T. Gallivan, Jr.
                   ------------------------------------------
                                  (Print Name)


                   Assistant Treasurer
                   ------------------------------------------
                                     (Title


B. FILINGS MADE BY PERSONS OTHER THAN THE REGISTRANT: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

----------------    ------------------------------------------------------------
(Date)                                        (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)
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                  State Street Research Master Investment Trust
                  ---------------------------------------------
                              (Name of Registrant)

                                    Form SE

                          Exhibit Index for Form N-SAR

Item 77. K. Changes in Registrant's Certifying Accountant

Item 77K. Changes in Registrant's certifying accountant

August 26, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Mr. Edward T. Gallivan, Jr., Assistant Treasurer of the State Street Research Master Investment Trust (copy attached), which we understand will be filed with the Commission, pursuant to Item 77K of Form N-SAR, as part of the Trust's Form N-SAR report dated August 26, 2003. We agree with the statements concerning our Firm in such Form N-SAR.

Very truly yours,

PricewaterhouseCoopers LLP

                          [LOGO] STATE STREET RESEARCH
                                 INVESTMENT SERVICES

August 26, 2003

Mr. William Perkins, Partner
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

Dear Mr. Perkins:

On April 25, 2003, PricewaterhouseCoopers LLP resigned as the independent accountants for the State Street Research Master Investment Trust ("the Trust") effective immediately.

In accordance with the requirements of item 304 of Regulation S-K, please provide us with a letter from your firm addressed to the Securities and Exchange Commission stating your agreement with the following:

1. On April 25, 2003, PricewaterhouseCoopers LLP resigned as the Trust's independent accountants.

2. PricewaterhouseCoopers LLP's reports on the Trust's financial statements for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

3. During the Trust's years ended December 31, 2002 and 2001, and through April 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such years.

A copy of your letter will be filed with the Securities and Exchange Commission along with this letter as an exhibit to the Trust's next Form N-SAR (in accordance with Item 77K of Form N-SAR).

Sincerely,


/s/ Edward T. Gallivan Jr.

Edward T. Gallivan Jr.
Assistant Treasurer

                  ONE FINANCIAL CENTER o BOSTON, MA 02111-2690
                         617-387-7800 o 1-800-531-1031
                          WWW.STATESTREETRESEARCH.COM